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                                                                       EXHIBIT 5

                         [WHITE & CASE LLP LETTERHEAD]



July 12, 1999


Newmont Mining Corporation
1700 Lincoln Street
Denver, Colorado 80203

Newmont Gold Company
1700 Lincoln Street
Denver, Colorado 80203


Dear Sirs:

     We have examined the Registration Statement on Form S-3 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), in the form in which it is to be filed today by Newmont Mining Corporation, a Delaware corporation ("Newmont Mining"), and Newmont Gold Company, a Delaware corporation ("Newmont Gold"), with the Securities and Exchange Commission (the "Commission") relating to (i) shares of common stock, par value $1.60 per share, of Newmont Mining (the "Common Shares"), preferred stock purchase rights (the "Rights") which, prior to the occurrence of certain events, will not be exercisable or evidenced separately from the Common Shares, (ii) shares of preferred stock, par value $5.00 per share, of Newmont Mining (the "Preferred Shares"), which may be convertible into Common Shares, (iii) warrants to purchase Common Shares (the "Common Stock Warrants"), (iv) debt securities consisting of debentures, notes or other evidences of indebtedness representing unsecured, unsubordinated obligations of Newmont Mining (the "Senior Debt Securities") guaranteed by Newmont Gold pursuant to one or more guarantees (the "Senior Guarantees"), which Senior Debt Securities may be convertible into Common Shares, (v) debt securities consisting of debentures, notes or other evidences of indebtedness representing unsecured, subordinated obligations of Newmont Mining (the "Subordinated Debt Securities" and together with the Senior Debt Securities, the "Debt Securities") guaranteed by Newmont Gold pursuant to one or more guarantees (the "Subordinated Guarantees" and, together with the Senior Guarantees, the "Guarantees"), which Subordinated Debt Securities may be convertible into Common Shares and (vi) warrants to purchase Debt Securities (the "Debt Warrants"). The Common Shares, the Preferred Shares, the Common Stock Warrants, the Senior Debt Securities,
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the Subordinated Debt Securities, the Guarantees and the Debt Warrants are
collectively referred to herein as the "Securities". The Securities are being registered for offering and sale from time to time pursuant to Rule 415 under the Securities Act. The aggregate public offering price of the Securities will not exceed $500,000,000.

     The Rights will be issued pursuant to a Rights Agreement, dated as of August 30, 1990, as amended (the "Preferred Stock Rights Agreement"), between Newmont Mining and The Chase Manhattan Bank, N.A., as successor Rights Agent, filed as Exhibit 4.6 to the Registration Statement. The Common Stock Warrants are to be issued pursuant to the terms of a Warrant Agreement (the "Common Stock Warrant Agreement"), in the form filed as Exhibit 4.10 to the Registration Statement, between Newmont Mining and a bank or trust company to be named by Newmont Mining (the "Common Stock Warrant Agent").

     The Senior Debt Securities are to be issued pursuant to an Indenture (the "Senior Debt Indenture"), to be dated on or about the date of the first issuance of Senior Debt Securities thereunder, among Newmont Mining, Newmont Gold, as guarantor, and Citibank, N.A., as trustee (the "Senior Debt Trustee"), filed as
Exhibit 4.4 to the Registration Statement. The Subordinated Debt Securities are to be issued pursuant to an Indenture (the "Subordinated Debt Indenture"), to be dated on or about the date of the first issuance of Subordinated Debt Securities thereunder, among Newmont Mining, Newmont Gold, as guarantor, and Citibank, N.A., as trustee (the Subordinated Debt Trustee"), filed as Exhibit 4.5 to the Registration Statement. The Debt Warrants are to be issued pursuant to the terms of a Warrant Agreement (the "Debt Warrant Agreement") between Newmont Mining and a bank or trust company to be named by Newmont Mining (the "Debt Warrant Agent").

     Based upon our examination of such documents, certificates, records, authorizations and proceedings as we have deemed relevant, it is our opinion that:

     1. With respect to the Common Shares, when (i) the issuance of the Common Shares has been duly authorized by appropriate corporate action and (ii) the certificates for the Common Shares have been duly executed by Newmont Mining, countersigned by the transfer agent therefor and duly delivered to the purchasers thereof against payment therefor, (x) the Common Shares will be validly issued, fully paid and nonassessable and (y) the Rights, if any, included with the Common Shares will be duly authorized and validly issued.

     2. With respect to the Preferred Shares, when (i) the issuance of the Preferred Shares has been duly authorized by appropriate corporate action, (ii) the Certificate of Designations establishing the terms of the Preferred Shares has been duly approved by appropriate corporate action, duly executed by Newmont Mining and filed with the Secretary of State of the State of Delaware, (iii) the certificates for the Preferred Shares have been duly executed by Newmont Mining, countersigned by the transfer agent therefor and delivered to the purchasers thereof against payment therefor, and (iv) if the Preferred Shares are convertible into Common Shares, (x) the issuance of such Common Shares has been duly authorized by appropriate corporate action,
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(y) the Preferred Shares are presented for conversion in accordance with the terms thereof and (z) the certificates for such Common Shares have been duly executed by Newmont Mining, countersigned by the transfer agent therefor and duly delivered upon such conversion to the persons entitled thereto in accordance with the terms of such Preferred Shares, (a) the Preferred Shares will be validly issued, fully paid and nonassessable and (b) if the Preferred Shares are convertible into Common Shares, the Common Shares issuable upon conversion of the Preferred Shares will be validly issued, fully paid and nonassessable and the Rights, if any, included with the Common Shares will be duly authorized and validly issued.

     3. With respect to the Common Stock Warrants, when (i) the Common Stock Warrant Agreement pursuant to which the Common Stock Warrants are to be issued has been duly authorized, executed and delivered by Newmont Mining and the Common Stock Warrant Agent, (ii) the issuance of the Common Stock Warrants, and the issuance of the Common Shares issuable upon exercise of the Common Stock Warrants, have been duly authorized by appropriate corporate action, (iii) the certificates representing the Common Stock Warrants have been duly executed by Newmont Mining and countersigned by the Common Stock Warrant Agent in accordance with the provisions of the Common Stock Warrant Agreement and duly delivered to the purchasers thereof against payment therefor, (iv) the Common Stock Warrants are duly exercised, and the exercise price therefor paid, in accordance with the terms of the Common Stock Warrants and the Common Stock Warrant Agreement, and
(v) the certificates for the Common Shares issuable upon exercise of the Common Stock Warrants have been duly executed by Newmont Mining, countersigned by the transfer agent therefor and duly delivered to the persons entitled thereto upon such exercise, (x) the Common Stock Warrants will be valid and legally binding obligations of Newmont Mining, enforceable in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law) and
(y) the Common Shares issued upon exercise of the Common Stock Warrants will be validly issued, fully paid and nonassessable and the Rights, if any, included with the Common Shares will be duly authorized and validly issued.

     4. When (i) the execution of the Senior Debt Indenture has been duly authorized by Newmont Mining, Newmont Gold and the Senior Debt Trustee by appropriate corporate action, (ii) the Senior Debt Indenture, in the form filed as an exhibit to the Registration Statement, has been duly executed and delivered by Newmont Mining, Newmont Gold and the Senior Debt Trustee, (iii) the issuance of the Senior Debt Securities and approval of the final terms thereof have been duly authorized by Newmont Mining by appropriate corporate action,
(iv) the Senior Debt Securities, in the form included in the Senior Debt Indenture filed as an exhibit to the Registration Statement (with such changes or additions as permitted in the Senior Debt Indenture), have been duly executed and delivered by Newmont Mining and authenticated by the Senior Debt Trustee pursuant to the Senior Debt Indenture and delivered and paid for and (v) if the Senior Debt Securities are convertible into Common Shares, (x) the issuance of such Common Shares has been duly authorized by appropriate corporate action, (y) the Senior Debt Securities
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are presented for conversion in accordance with the terms thereof and (z) the certificates for such Common Shares have been duly executed by Newmont Mining, countersigned by the transfer agent therefor and duly delivered upon such conversion to the persons entitled thereto in accordance with the terms of such Senior Debt Securities, (a) the Senior Debt Securities will constitute valid and legally binding obligations of Newmont Mining under the laws of the State of New York, enforceable in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law), and (b) if the Senior Debt Securities are convertible into Common Shares, the Common Shares issuable upon conversion of the Senior Debt Securities will be validly issued, fully paid and nonassessable and the Rights, if any, included with the Common Shares will be duly authorized and validly issued.

     5. When (i) the execution of the Subordinated Debt Indenture has been duly authorized by Newmont Mining, Newmont Gold and the Subordinate Debt Trustee by appropriate corporate action, (ii) the Subordinated Debt Indenture, in the form filed as an exhibit to the Registration Statement, has been duly executed and delivered by Newmont Mining, Newmont Gold and the Subordinated Debt Trustee,
(iii) the issuance of the Subordinated Debt Securities and approval of the final terms thereof have been duly authorized by Newmont Mining by appropriate corporate action, (iv) the Subordinated Debt Securities, in the form included in the Subordinated Debt Indenture filed as an exhibit to the Registration Statement (with such changes or additions as permitted in the Guaranteed Subordinated Debt Indenture), have been duly executed and delivered by Newmont Mining and authenticated by the Subordinated Debt Trustee pursuant to the Subordinated Debt Indenture, and delivered and paid for and (v) if the Subordinated Debt Securities are convertible into Common Shares, (x) the issuance of such Common Shares has been duly authorized by appropriate corporate action, (y) the Subordinated Debt Securities are presented for conversion in accordance with the terms thereof and (z) the certificates for such Subordinated Debt Securities have been duly executed by Newmont Mining, countersigned by the transfer agent therefor and duly delivered upon such conversion to the persons entitled thereto in accordance with the terms of such Subordinated Debt Securities, (a) the Subordinated Debt Securities will constitute valid and legally binding obligations of Newmont Mining under the laws of the State of New York, enforceable in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law), and (b) if the Subordinated Debt Securities are convertible into Common Shares, the Common Shares issuable upon conversion of the Subordinated Debt Securities will be validly issued, fully paid and nonassessable and the Rights, if any, included with the Common Shares will be duly authorized and validly issued.

     6. When (i) the execution of the Senior Debt Indenture has been duly authorized by Newmont Mining, Newmont Gold and the Senior Debt Trustee by appropriate corporate action, (ii) the Senior Debt Indenture, in the form filed as an exhibit to the Registration Statement, has
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been duly executed and delivered by Newmont Mining, Newmont Gold and the Senior
Debt Trustee, (iii) the issuance of the Senior Debt Securities and approval of the final terms thereof have been duly authorized by Newmont Mining by appropriate corporate action, (iv) the Senior Debt Securities, in the form included in the Guaranteed Senior Debt Indenture filed as an exhibit to the Registration Statement (with such changes or additions as permitted in the Guaranteed Senior Debt Indenture), have been duly authorized, executed and delivered by Newmont Mining and authenticated by the Senior Debt Trustee pursuant to the Senior Debt Indenture and delivered and paid for and (v) the Senior Guarantees, in the form included in the Senior Debt Indenture filed as an exhibit to the Registration Statement, have been endorsed on the Senior Debt Securities and have been duly executed by Newmont Gold, the Senior Guarantees will constitute valid and legally binding obligations of Newmont Gold under the laws of the State of New York, enforceable in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law); provided, however, that no opinion is given with respect to U.S. federal or state laws dealing with fraudulent conveyances.

     7. When (i) the execution of the Subordinated Debt Indenture has been duly authorized by Newmont Mining, Newmont Gold and the Subordinated Debt Trustee by appropriate corporate action, (ii) the Subordinated Debt Indenture, in the form filed as an exhibit to the Registration Statement, has been duly executed and delivered by Newmont Mining, Newmont Gold and the Subordinated Debt Trustee, (iii) the issuance of the Subordinated Debt Securities and approval of the final terms thereof have been duly authorized by Newmont Mining by appropriate corporate action, (iv) the Subordinated Debt Securities, in the form included in the Subordinated Debt Indenture filed as an exhibit to the Registration Statement (with such changes or additions as permitted in the Subordinated Debt Indenture), have been duly executed and delivered by Newmont Mining and authenticated by the Subordinated Debt Trustee pursuant to the Subordinated Debt Indenture and delivered to and paid for and (v) the Subordinated Guarantees, in the form included in the Subordinated Debt Indenture filed as an exhibit to the Registration Statement, have been endorsed on the Senior Debt Securities and have been duly authorized, executed and delivered by Newmont Gold, the Subordinated Guarantees will constitute valid and legally binding obligations of Newmont Gold under the laws of the State of New York, enforceable in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law); provided, however, that no opinion is given with respect to U.S. federal or state laws dealing with fraudulent conveyances.

     8. With respect to the Debt Warrants, when (i) the Debt Warrant Agreement pursuant to which the Debt Warrants are to be issued has been duly authorized, executed and delivered by Newmont Mining and the Debt Warrant Agent, (ii) the issuance of the Debt Warrants and the
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issuance of the Debt Securities issuable upon exercise of the Debt Warrants, have been duly authorized by appropriate corporate action, (iii) the certificates representing the Debt Warrants have been duly executed by Newmont Mining and countersigned by the Debt Warrant Agent in accordance with the provisions of the Debt Warrant Agreement and duly delivered to the purchasers thereof against payment therefor, (iv) the Debt Warrants are duly exercised, and the exercise price therefor paid, in accordance with the terms of the Debt Warrants and the Debt Warrant Agreement, (v) the Debt Securities issuable upon exercise of the Warrants have been duly authorized, executed and delivered by Newmont Mining and Newmont Gold and authenticated by the applicable trustee pursuant to the applicable indenture and delivered in accordance with the terms of the Debt Warrants and the Debt Warrant Agreement, (vi) the applicable indenture has been duly authorized, executed and delivered by Newmont Mining, Newmont Gold and the applicable trustee and (vii) the applicable guarantees in the form included in the applicable indenture have been endorsed on such Debt Securities and have been duly authorized, executed and delivered by Newmont Gold, (x) the Warrants will be valid and legally binding obligations of Newmont Mining, enforceable in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law) and (y) the Debt Securities and related guarantees issued upon exercise of the Debt Warrants will constitute valid and legally binding obligations of Newmont Mining and Newmont Gold, as the case may be, under the laws of the State of New York, enforceable in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law); provided, however, that no opinion is given with respect to U.S. federal or state laws dealing with fraudulent conveyances.

     We consent to the filing of this opinion as an exhibit to the Registration Statement and to the reference to our firm appearing under the caption "Validity of Securities" in the Prospectus forming part of the Registration Statement. In giving this consent, we do not hereby admit that we are within the category of persons whose consent is required under Section 7 of the Securities Act or the rules and regulations of the Commission promulgated thereunder.

                         Very truly yours,

                         /s/ White & Case LLP

MSB:JMC:WC